Loans and Allowance for Credit Losses (Components of Investment in Direct Financing Leases) (Detail) - JPY (¥) ¥ in Millions	Mar. 31, 2016	Mar. 31, 2015
Financing leases, net investment in direct financing leases:
Minimum lease payments receivable	¥ 1,640,245	¥ 1,729,901
Estimated residual values of leased property	28,780	25,329
Less-unearned income	(223,476)	(228,416)
Net investment in direct financing leases	¥ 1,445,549	¥ 1,526,814